Cincinnati Financial Corporation

August 2010

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on July 28, 2010, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com*

Cincinnati Financial at a Glance

Profile

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.1 billion 2009 premiums:
  - 72% commercial
  - 22% personal
  - 5% life
  - 1% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in more than 75% of agencies appointed more than five years

2Q10 Highlights

- EPS of 17 cents vs. 12 cent loss
  - Operating earnings 26 cents per share vs. 3 cent loss primarily due to stronger P/C insurance results
- Book value per share grew 14% vs. 1 year ago, down less than 1% YTD
- Investment income increased 9%
- Combined ratio 107.6% for quarter
  - 104.2% accident year 2010 at six months excluding catastrophes improved 0.8 pts. vs. full year 2009
- Increased shareholder dividend for 49th consecutive year during 2009
  - Yield approximates 6%
- Excellent financial flexibility
  - Over $1 billion cash & securities at parent company
  - Low debt leverage at 15.0%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2009 was 19.7%
  - VCR for 1H10 was 2.3% vs. 2.0% for 1H09
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth versus peers
  - Combined ratio consistently below 100%
  - Investment contribution -
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders

Driven by performance


Rolling five-year average as of December 31
VCR for the year 2009 was 19.7%
Target for the period 2010-2014: VCR averaging 12% to 15%
20%
15%
10%
5%
0%
-5%
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
1.0% (2.7%) (0.6%) (1.9%) (7.4%) (5.8%) Equity portfolio impact on VCR
Value Creation Ratio (VCR)
Total Shareholder Return (TSR)

Current Valuation Is Attractive


Closing price is as of 8-18-10 to latest reported tangible book value
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Harleysville
Chubb
Travelers
Median
Cincinnati
Hanover
Selective
State Auto
Hartford

Strategies for Long-Term Success

- **Manage capital effectively**
- **Improve insurance profitability**
- **Drive premium growth**

- Factors impacting 2010 profit and growth performance:
  - Following financial market 2009 rally, investment portfolio valuations could decline or exhibit more volatility
  - Soft insurance market pricing of 2009 pressures property casualty profitability and growth as premiums are earned during 2010
  - Growth initiatives have not reached their full contribution, weak economy could continue to deflate base of insured exposures
  - Low yields for investment options could continue, limiting investment income growth

Effectively Manage Capital

- Maintain a diversified and stabilized investment portfolio
  - High-quality fixed-maturity portfolio with laddered maturity structure
    - Exceeded 6-30-10 insurance reserves by approximately 36%
  - 23% of portfolio invested in common stock to grow book value
    - Largest holding P&G is 5.9% of publicly traded common stock portfolio, largest sector is consumer staples at 16.9%
    - 39 of 46 holdings at 12-31-09 increased dividends in 2009, 7.6% on average
  - Portfolio composition helps mitigate the effects of inflation and rise in interest rates
- Low reliance on debt, maintain debt-to-total capital < 20%
  - Non-convertible, non-callable debentures due in 2028 and 2034
  - Prudent use of reinsurance from highly rated reinsurers
- Capacity for growth with premiums-to-surplus at 0.8-to-1
- Enterprise risk management to guide decisions

Improve Profitability

- Predictive modeling tool in use for workers' compensation, enhanced version used for homeowner line of business
  - In development: all other major commercial lines, personal auto
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system deployed in 2009 ; in 21 states at Jul-10 (those states produce approximately 75 percent of commercial premium volume)
  - Rates, quotes and issues commercial package and auto policies
  - Will be deployed in up to 30 total states by the end of 2010
  - Personal policy administration system – Next generation platform with enhanced ease of use features deployed February 2010
- Launched long-term data management project for better underwriting and pricing decisions
- Ongoing efforts: staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels, overall staffing at Jun-10 down 2% from Dec-09

Drive Premium Growth

- New agency appointments
  - 87 appointments during 2009, exceeding target of 65
  - 2010 target: 65 appointments writing aggregate $1 billion premiums with all carriers they represent; 38 were appointed during 1H10
- Geographic and product line expansion
  - Entered Colorado and Wyoming during 2009, Texas in late 2008
  - Targeting entry into Connecticut and Oregon in second half of 2010
  - Began writing personal lines or significantly expanded our product offerings in seven states during 2008 or 2009
  - Started marketing surplus lines products beginning early 2008
- New business up in 1H10 for targeted growth areas
  - $11 million for commercial lines in three newest states – TX, CO, WY
  - $8 million for personal lines in all states

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - Over 5% share earned in 2009 for all agencies appointed during 2004
  - Nearly 2% share earned in 2009 for all agencies appointed during 2008
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines for agencies appointed during 2008-09 – $2.5 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – $2.5 billion
  - Personal lines for agents in 2008-09 expansion states – $650 million
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 37 States

1,201 agency relationships with 1,487 locations
(as of June 30, 2010)



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
New states in 2010
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Appendix

Performance Measure Trends
Premium Growth Potential
Investment Portfolio Overview
Investment Quality and Reserve Strength
Financial Strength Rating Comparison

Income and Shareholder Dividends



Past three years reflect higher catastrophe losses, soft market pricing, and lower investment income from additional portfolio diversification
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
6 mos 09
6 mos 10
Operating Income
Net Income
Dividends Declared

Cash Dividend Payout Ratio



Strong capital and cash flow support current dividend payout level
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations



Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Operating Cash Flow

Operating Cash Flow


$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
6 mos 09
6 mos 10

History of Outperforming the Industry

Five-year average 95.4% is 3.4 points better than industry


Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2005
2006
2007
2008
2009
1H10 statutory combined ratio for Cincinnati was 104.3%
Cincinnati – excl. cat. losses
Cincinnati – incl. cat. losses
Est. industry (A.M. Best) – excl. cat. Losses
Est. industry (A.M. Best) – incl. cat. Losses

Commercial Lines

72% of consolidated earned premiums



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2007
2008
2009
6 mos 09
6 mos 10
Before catastrophe losses and prior year reserve development

- **2010 trend highlights:**
  - Net written premiums up 2% for 2Q10, down 3% YTD 6-30-10
  - 101.7% GAAP combined ratio for 2Q10 and 101.9% YTD 6-30-10
  - 104.4% YTD combined ratio before cat losses and prior year reserve development vs. AY09 at 105.2% measured at 12-31-09
- **Business lines:**
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

Personal Lines

22% of consolidated earned premiums

- **2010 trend highlights :**
  - Net written premiums up 7% for 2Q10 and YTD 6-30-10
  - 123.4% GAAP combined ratio for 2Q10 and 113.1% YTD 6-30-10
  - 67.0% YTD loss ratio before cat losses and prior years reserve development vs. AY09 at 70.9% measured at 12-31-09
- **Business lines:**
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire



GAAP combined ratio
130%
120%
110%
100%
90%
80%
70%
2007
2008
2009
6 mos 09
6 mos 10
Before catastrophe losses and prior years reserve development

Economy and Pricing Pressure

Requires disciplined underwriting


Property casualty net written premium growth
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
2005
2006
2007
2008
2009
Cincinnati's five-year average of negative 0.6% is 0.4% better than the industry average
Cincinnati
Estimated Industry (A.M. Best)

Market for 75% of Agency's Typical Risks

2009 net earned premiums


Consolidated $3.054 Billion
E&S Lines 1%
Commercial Lines 72%
Life 5%
Personal Lines 22%
Property Casualty $2.911 Billion
Surety and Executive Risk 4%
Excess & Surplus 1%
Homeowner 9%
Personal Auto 11%
Workers' Compensation 11%
Other Personal 3%
Commercial Auto 14%
Commercial Property 15%
Specialty Packages 5%
Commercial Casualty 26%
Machinery and Equipment 1%

Potential in the Property Casualty Market

Direct Written Premiums (Dollars in millions)	Cincinnati (2009)	Total P/C Industry (2009)	Cincinnati Market Penetration (2009)
Ohio	$ 581	$ 12,366	4.7%
Illinois	262	19,473	1.3%
Indiana	208	7,793	2.7%
Pennsylvania	182	18,713	1.0%
Georgia	160	12,922	1.2%
North Carolina	147	11,488	1.3%
All Active States	**$ 3,048**	**$ 326,816**	**0.9%**

Excludes accident and health business. Industry data as reported April 2010.

Potential within Cincinnati Appointed Agencies

New appointments drive opportunity

(Open Agencies Only) (Dollars in millions)	2009	2008	2007
Cincinnati	$3,024	$3,166	$3,267
Agency Total	$23,136	$21,843	$23,553
Cincinnati Agency Relationships:	1,180	1,133	1,092
Cincinnati Share of Agency Total:	13.1%	14.5%	13.9%
Percent of Locations Open Less than Three Years:	16.8%	15.4%	10.3%

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed



19.5%
7.0%
5.6%
2.0%
0.8%
2009
2008
2004-2007
1999-2003
Pre-1999

Based on 2009 Agency Written Premiums
(Excluding excess and surplus lines)

Investment Portfolio

Invest for income and appreciation

$10.95 billion fair value at June 30, 2010



Tax-Exempt Fixed Maturities $2.975
Common Equities $2.518
Taxable Fixed Maturities $5.364
Preferred Equities $0.093

Stable Capital

Fixed-maturity portfolio – $8.339 billion at 06-30-10



Rated AAA, AA and A $5.328 billion (63.9%)
Rated BBB $2.481 billion (29.8%)
Rated BB and below $314 million (3.8%)
Unrated $216 million (2.5%)
Tax-exempt $3.0 billion (36%)
Taxable $5.3 billion (64%)
Exceeds total insurance reserves liability of $6.1 billion by over 36%

Diversified Equity Portfolio*

Balances income stability and capital appreciation potential

	June 30, 2010		December 31, 2007	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Consumer staples	16.9%	11.5%	10.7%	10.2%
Healthcare	15.6	12.1	10.2	12.0
Financial	11.8	16.3	56.2	17.6
Information technology	11.3	18.7	1.9	16.8
Energy	11.2	10.7	11.5	12.9
Industrials	10.0	10.4	1.9	11.5
Consumer discretionary	8.8	10.1	2.8	8.5
Utilities	6.0	3.8	4.8	3.6
Materials	5.1	3.4	0.0	3.3
Telecom Services	3.3	3.0	0.0	3.6

* Publicly traded common stocks

Investment Income

9% growth for 2Q10, 7% for 1H10 (pre-tax)


$600
$500
$400
$300
$200
$100
$0
2006
2007
2008
2009
6 mos 09
6 mos 10

Property Casualty Reserves

Favorable development for 21 consecutive years

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range


In millions
$3,111
$3,356
$3,397
$3,498
$3,661
Reserve range at 12-31-09
Low end $3,459
High end $3,774
Carried at 64th percentile
Development
(Favorable)
(160)
(116)
(244)
(323)
(188)
2005*
2006
2007
2008
2009

* External actuarial range for 2005, later years are internal actuarial range

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	A+ (2 of 16)	A (3 of 16)	A (3 of 16)
Fitch	A+ (5 of 21)	n/a	A+ (5 of 21)
Moody's	A1 (5 of 21)	n/a	n/a
S&P	A (6 of 21)	n/a	A (6 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Central Mutual	A+	-	-	-
Selective	A+	A+	A2	A
State Auto	A+	-	A2	A-
Travelers	A+	AA	Aa2	AA-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	AA-
Frankenmuth	A	-	-	A
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
West Bend	A	-	-	-
Westfield	A	-	-	A
Zurich	A	A+	A1	AA-
EMC	A-	-	-	BBB

Source: Rating agency websites as of July 19, 2010. Ratings are under continuous review and subject to change and/or affirmation.